Please file this Prospectus Supplement with your records.

WELLS FARGO FUNDS TRUST

WELLS FARGO ADVANTAGE LIFE STAGE – CONSERVATIVE PORTFOLIOSM

WELLS FARGO ADVANTAGE LIFE STAGE – MODERATE PORTFOLIOSM

WELLS FARGO ADVANTAGE LIFE STAGE – AGGRESSIVE PORTFOLIOSM

Investor Class

Supplement dated July 1, 2008, to the Prospectus dated July 1, 2008.

Reorganization and Meeting of Shareholders

At its November 7, 2007, regular quarterly meeting, the Wells Fargo Funds Trust Board of Trustees (“Board”) unanimously approved the reorganization (each a “Reorganization,” collectively the “Reorganizations”) of three Life Stage Portfolios (each a “Target Fund,” collectively the “Target Funds”) into three existing Wells Fargo Advantage Funds (“Acquiring Funds”), as shown in the table below.

Target Fund	Acquiring Fund
Life Stage - Conservative Portfolio	Moderate Balanced Fund
Life Stage - Moderate Portfolio	Growth Balanced Fund
Life Stage - Aggressive Portfolio	Aggressive Allocation Fund

Each Reorganization identified in the table above is subject to the satisfaction of certain conditions, including approval by the respective Target Fund shareholders of record at the close of business on April 18, 2008. A special meeting of the shareholders of such Target Funds was held on June 30, 2008, for the purpose of enabling shareholders to vote on whether to approve their respective Reorganization(s).

Only Target Fund shareholders of record at the close of business on April 18, 2008, were entitled to vote on the Reorganizations. These shareholders were sent a combined prospectus and proxy statement dated May 6, 2008, which provided additional information regarding each Reorganization, including a detailed description of each Reorganization, the Board’s reasons for approving it and details regarding the date, time and location of the special shareholder meeting.

At the special meeting, the shareholders of these Target Funds approved their respective Reorganization(s). Each Target Fund will transfer all of its assets and liabilities to the corresponding Acquiring Fund in exchange for shares of the Acquiring Fund in an amount equal to the then current value of the Target Fund shares. Upon completion of each Reorganization, the Target Fund will liquidate by distributing the Acquiring Fund shares to the Target Fund shareholders, so that Target Fund shareholders would receive shares of a specified class of the Acquiring Fund with a total value equal to the then current value of their Target Fund shares.

The Reorganization of each Life Stage Portfolio is structured as a taxable transaction. Although each Reorganization is expected to be taxable, shareholders holding Target Fund shares through tax-advantaged accounts, such as 401(k) and Individual Retirement Accounts, generally will not experience any tax consequences as a result of each Reorganization. Detailed information regarding the taxable nature and tax consequences of this transaction is included in the combined prospectus and proxy statement dated May 6, 2008. Shareholders should consult with their own tax advisors regarding the application of tax laws and this transaction to their particular situations. Additionally, Fund shareholders will not incur any sales loads or similar transaction charges or bear any of the costs associated with the Reorganizations.

Prior to each such Reorganization, Target Fund shareholders may continue to purchase, redeem and exchange their shares subject to the limitations described in each Target Fund’s prospectus. Each of these proposed Reorganizations is expected to occur by July 18, 2008.

LSIV078/P706SP